Exhibit  99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C.ss.1350)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Alan Irwin, Chief Executive Officer and President of Crown International, Inc./FL, a Florida corporation (the "Company"), does hereby certify, to his knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  13  November,  2002               By:  /s/  Alan  Irwin
                                         -------------------------------------
                                         Alan  Irwin
                                         President,  Chief  Executive  Officer


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